UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 9, 2007

PROGRESSIVE GAMING INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-22752	88-0218876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Pilot Road

Las Vegas, Nevada 89119

(Address of Principal Executive Offices)

(702) 896-3890

(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
SIGNATURES

Item 7.01.	Regulation FD Disclosure.

The Company is filing this Form 8-K in connection with certain Form 3 and Form 4 filings to report routine equity grants, cancellations and tax withholdings for employee and director stock awards.

1. Restricted Stock Withholding

Pursuant to the Company’s New-Hire Equity Incentive Plan, dated January 17, 2005, and Employee Stock Incentive Plan, dated February 25, 2003 (the “Plans”), the Company is permitted to satisfy any federal, state or local tax withholding obligation related to grants made under the Plans by withholding shares of Company Common Stock from vested shares issuable to participants under the Plans.

The Company withheld of a portion of vested shares issuable to two executive officers under the Plans, to satisfy the tax withholding obligations related to the vesting of those shares. These executive officers filed Form 4s on April 9, 2007 disclosing the vesting of the shares issuable under the Plans and the related withholding by the Company of a portion of the shares to satisfy tax withholding obligations. The executives retained the remainder of the vested shares.

2. Report of Holdings

On June 6, 2005, Thomas Galanty was appointed Executive VP and Chief Technology Officer of the Company. Mr. Galanty filed a Form 3 Initial Statement of Beneficial Ownership of Securities pursuant to Section 16(a) on April 9, 2007.

On November 30, 2005, Major General Paul A. Harvey, U.S. Air Force (Retired) was appointed to the Company’s Board of Directors. General Harvey filed a Form 3 Initial Statement of Beneficial Ownership of Securities pursuant to Section 16(a) on April 9, 2007.

On June 16, 2006, Heather A. Rollo was appointed Executive VP, Chief Financial Officer and Treasurer of the Company. Ms. Rollo filed a Form 3 Initial Statement of Beneficial Ownership of Securities pursuant to Section 16(a) on April 9, 2007.

3. Stock Option and Restricted Stock Award Activity

The Company granted stock options to its directors in accordance with its Director Stock Option Plan, as amended. These directors filed Form 4s on April 9, 2007 disclosing the grant of these options.

On various dates ranging from June 1, 2006 through February 27, 2007, the Company granted stock options and/or restricted stock awards to certain of its executives in accordance with its 2005 Equity Incentive Plan. These executives filed Form 4s on April 9, 2007 disclosing the grant of these options and restricted stock awards.

One of the Company’s directors exercised stock options that were approaching expiration. The director filed a Form 4 on April 9, 2007 disclosing the exercise. The director retained the shares that were issued in connection with this exercise.

On September 30, 2006, the Company cancelled certain restricted stock awards granted under prior plans and issued an equal number of replacement awards under the 2005 Equity Incentive Plan. Among those employees whose awards were cancelled and reissued were four executive officers of the Company. These executives filed Form 4s on April 9, 2007 disclosing the cancellation and reissuance of these stock awards.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progressive Gaming International Corporation

	By:	/s/ Heather A. Rollo
Date: April 9, 2007		Heather A. Rollo
Executive Vice President, Chief Financial Officer and Treasurer